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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 2, 2004


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


            Ohio                          1-8519                 31-1056105
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                     45202
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                   CINCINNATI BELL INC.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

               Exhibit       Description
               -------       -----------
                 99.1        Cincinnati Bell Inc. announcement to investors on
                             April 1, 2004 inviting them to attend an Investor
                             Meeting hosted by Cincinnati Bell President and
                             CEO Jack Cassidy and CFO Brian Ross on
                             April 15, 2004.



ITEM 9.  REGULATION FD DISCLOSURE.

         On April 1, 2004 Cincinnati Bell Inc. issued an announcement to investors inviting them to attend an Investor Meeting hosted by Cincinnati Bell President and CEO Jack Cassidy and CFO Brian Ross on April 15, 2004. The purpose of the meeting is to provide further clarity on strategic priorities and financial initiatives previously discussed on the Company's year-end 2003 conference call.

         A copy of the announcement is attached to this Current Report as
Exhibit 99.1.

         The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CINCINNATI BELL INC.


                                        By:  /s/ Christopher J. Wilson
                                            -----------------------------
                                             Christopher J. Wilson
                                             Vice President and General Counsel



Date:  April 2, 2004



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                                  Exhibit Index


 Exhibit No.                     Exhibit                              Page No.
 -----------                     -------                              --------

    99.1 Cincinnati Bell Inc. announcement to investors on April 1, 2004 inviting them to attend an Investor Meeting hosted by Cincinnati Bell President and CEO Jack Cassidy and CFO Brian Ross on April 15, 2004.